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                                                               Exhibit 99.2


                   FORM OF NOTICE OF GUARANTEED DELIVERY



                       NOTICE OF GUARANTEED DELIVERY

                                    FOR

                          ALAMOSA (DELAWARE), INC.

         This form or one substantially equivalent hereto must be used to accept the exchange offer of Alamosa (Delaware), Inc. (the "Company") made pursuant to the Prospectus, dated [ ] (the "Prospectus"), if certificates for the outstanding 12-1/2% Senior Notes due 2011 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Bank Minnesota, N.A., as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on [ ], the expiration date of the exchange offer (the "Expiration Date"). Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

               The Exchange Agent for the Exchange Offer is:

                      Wells Fargo Bank Minnesota, N.A.

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By Registered & Certified Mail:         By Regular Mail or Overnight            In Person by Hand Only:
                                        Courier:
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WELLS FARGO BANK                        WELLS FARGO BANK                        WELLS FARGO BANK
MINNESOTA, N.A.                         MINNESOTA, N.A.                         MINNESOTA, N.A.
Corporate Trust Operations              Corporate Trust Operations              12th Floor - Northstar East
MAC N9303-121                           MAC N9303-121                           Building
PO Box 1517                             Sixth & Marquette Avenue                Corporate Trust Services
Minneapolis, MN  55480                  Minneapolis, MN  55479                  608 Second Avenue South
                                                                                Minneapolis, MN
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               By Facsimile (for Eligible Institutions only):
                               (612) 667-4927


                     For Information or Confirmation by
                                 Telephone:
                               (800) 344-5128

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.


                                     Page 1

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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

PRINCIPAL AMOUNT OF 12-1/2% SENIOR NOTES TENDERED:* $
                                                     ---------------------

Certificate Nos. (if available):
                                ------------------------------------------

Total Principal Amount Represented by Original Notes
Certificate(s):  $
                  --------------------------------------------------------

If 12-1/2% Senior Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number:
               -----------------------------------------------------------

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                              PLEASE SIGN HERE
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X
------------------------------------------------------        ---------------------------

X
------------------------------------------------------        ---------------------------

Signature(s) of Owner(s) or Authorized Signatory                        Date
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Area Code and Telephone Number:

-------------------------------------------------------


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         Must be signed by the holder(s) of Original Notes as their name(s)
appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                    PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
         -----------------------------------------------------------------------

Capacity:
         -----------------------------------------------------------------------

Address(es):
         -----------------------------------------------------------------------


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                                 GUARANTEE
                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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

----------------------------------------          ------------------------------------------
Name of Firm                                      Authorized Signature



----------------------------------------           -----------------------------------------
Address                                           Title

                                                  Name:
----------------------------------------                 -----------------------------------
Zip Code                                                       (Please Type or Print)


Area Code and Tel. No.                            Dated:
                     -------------------                 -----------------------------------
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NOTE:    DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM.
         CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF
         YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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